                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) September 16, 2002
                                                --------------------------------

                     Structured Asset Securities Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  333-73338             74-2440858
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission         (IRS Employer
           Incorporation)            File Number)      Identification No.)


745 Seventh Avenue
New York, New York                                            10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 526-7000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     It is expected that during October 2002, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2002-C4, Commercial Mortgage Pass-Through Certificates, Series 2002-C4 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-73338) and sold to Lehman Brothers Inc., UBS Warburg LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters. It is expected that concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), the Registrant will file a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Underwritten Certificates, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     The financial information and independent auditors reports attached as Item 7(a) hereto have been prepared and provided to the Registrant with respect to a mortgage loan (the "Valley Fair Mall Mortgage Loan") with an approximately $294,734,810 principal balance at September 11, 2002, secured by a lien on the related borrower's fee simple interest in a portion of a super-regional mall, known as the Westfield Shoppingtown Valley Fair Mall, located in Santa Clara, California (the encumbered portion of the Westfield Shoppingtown Valley Fair Mall, the "Valley Fair Mall Mortgaged Property"). The Valley Fair Mall Mortgage Loan is one of the mortgage loans that will back the Underwritten Certificates. The financial information and independent auditors report attached as Item 7(a) hereto will be incorporated by reference into the prospectus supplement relating to the Underwritten Certificates.

     Further, in connection with the issuance of the Underwritten Certificates, the Registrant is filing herewith the consent of Ernst & Young LLP ("Ernst & Young") to the use of their name and their independent auditors reports in the prospectus and prospectus supplement relating to the issuance of the Underwritten Certificates. The consent of Ernst & Young is attached hereto as
Exhibit 23.1

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:


EXHIBIT NO.     DESCRIPTION
-------------   ------------------------------------------------------------------------------------
 23.1           Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: September 13, 2002


                                            STRUCTURED ASSET SECURITIES
                                             CORPORATION


                                            By: /s/ Precilla G. Torres
                                               --------------------------------
                                               Name: Precilla G. Torres
                                                    ---------------------------
                                              Title: Senior Vice President

                                  EXHIBIT INDEX


     The following exhibits are filed herewith:


EXHIBIT NO.                                                                               PAGE NO.
-------------                                                                             ---------
 23.1         Consent of Ernst & Young LLP

                                                                    ITEM 7(a)













                                   VF MALL LLC


                                ----------------


                              FINANCIAL STATEMENTS



            For the Period June 23, 1999 (Commencement of Operations)
                              to December 31, 1999

                                   VF MALL LLC


                                TABLE OF CONTENTS


                                ----------------


                                                                PAGE
                                                                 -----
Report of Independent Auditors ..............................      1

Financial Statements:

 Balance Sheet ..............................................      2

 Statement of Income ........................................      3

 Statement of Member's Equity ...............................      4

 Statement of Cash Flows ....................................      5

Notes to Financial Statements ...............................    6-12

                         REPORT OF INDEPENDENT AUDITORS

                                ----------------


To the Members of
VF MALL LLC


     We have audited the accompanying balance sheet of VF Mall LLC, a Delaware limited liability company (the "Company") as of December 31, 1999, and the related statements of income, member's equity and cash flows for the period June 23, 1999 (commencement of operations) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VF Mall LLC as of December 31, 1999, and the results of its operations and its cash flows for the period June 23, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                         ERNST & YOUNG LLP

Los Angeles, California
January 26, 2000

                                   VF MALL LLC
                                  BALANCE SHEET
                                DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                ----------------


ASSETS
INVESTMENT IN REAL ESTATE
 Land .............................................................  $  9,648
 Building, improvements and equipment .............................   284,666
 Less accumulated depreciation ....................................    (3,784)
                                                                     --------
   Net property and equipment .....................................   290,530
 Construction in progress .........................................    52,096
                                                                     --------
   Net investment in real estate ..................................   342,626
CASH AND CASH EQUIVALENTS .........................................     1,043
ACCOUNTS RECEIVABLE, net of allowance for doubtful account of $47..     1,727
DEFERRED EXPENSES AND OTHER ASSETS, net ...........................       230
                                                                     --------
 Total assets .....................................................  $345,626
                                                                     ========
LIABILITIES AND MEMBER'S EQUITY
NOTES PAYABLE .....................................................  $173,292
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES ..........................     2,225
                                                                     --------
 Total liabilities ................................................   175,517
MEMBER'S EQUITY ...................................................   170,109
                                                                     --------
 Total liabilities and member's equity ............................  $345,626
                                                                     ========
















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC
                               STATEMENT OF INCOME
 FOR THE PERIOD JUNE 23, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                ----------------


REVENUES:
 Minimum rents ..........................    $ 10,253
 Tenant recoveries ......................       5,011
 Percentage rents .......................         880
 Specialty leasing ......................       1,030
 Miscellaneous ..........................          21
                                             --------
   Total revenues .......................      17,195
                                             --------
EXPENSES:
 Recoverable ............................       4,562
 Landlord ...............................          20
 Specialty leasing ......................          28
 Management fees ........................         301
 Advertising ............................          13
                                             --------
   Total expenses .......................       4,924
                                             --------
   Income from operations ...............      12,271
                                             --------
OTHER (EXPENSE) INCOME:
 Interest (expense) income, net .........      (4,849)
 Depreciation and amortization ..........      (3,793)
                                             --------
   Total other expense ..................      (8,642)
                                             --------
   Net income ...........................    $  3,629
                                             ========














    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC
                          STATEMENT OF MEMBER'S EQUITY
                          For The Period June 23, 1999
                         (Commencement of Operations) to
                                December 31, 1999
                                 (IN THOUSANDS)

                                ----------------


June 23, 1999 (Commencement of Operations) .........         --
Initial contribution ...............................  $ 215,500
Additional capital contributions ...................     17,226
Distributions ......................................    (66,246)
Net income .........................................      3,629
                                                      ---------
BALANCE, DECEMBER 31, 1999 .........................  $ 170,109
                                                      =========






















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC
                             STATEMENT OF CASH FLOWS
 FOR THE PERIOD JUNE 23, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                ----------------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ......................................................................  $    3,629
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization .................................................       3,793
   Changes in assets and liabilities:
   Accounts receivable, net ......................................................      (1,775)
   Deferred expenses and other assets ............................................        (163)
   Accounts payable and accrued liabilities ......................................       1,310
                                                                                    ----------
Net cash provided by operating activities ........................................       6,794
                                                                                    ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ..............................        (314)
 Construction in progress expenditures ...........................................     (29,710)
                                                                                    ----------
 Net cash used in investing activities ...........................................     (30,024)
                                                                                    ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .................................................      17,226
 Distributions to member .........................................................     (66,246)
 Proceeds from note payable ......................................................     173,293
 Principal repayment of note payable .............................................    (100,000)
                                                                                    ----------
 Net cash provided by financing activities .......................................      24,273
                                                                                    ----------
   Increase in cash and cash equivalents .........................................       1,043
CASH AND CASH EQUIVALENTS, at inception ..........................................          --
                                                                                    ----------
CASH AND CASH EQUIVALENTS, end of period .........................................  $    1,043
                                                                                    ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid(net of amounts capitalized) ........................................  $    4,661
                                                                                    ==========
NON CASH INVESTING INFORMATION PROVIDED IN NOTE 1










    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)


                                ----------------

1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by affiliates of Westfield America, Inc. ("WEA") and 50% by a group of pension trusts ("J.P. Morgan").

     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").

     On June 23, 1999, Holding LLC contributed all of its interest in the Center to the Company. Holding LLC's contribution of the Center's assets and liabilities at an agreed upon amount was as follows:




             Net investment in real estate .........    $  316,386
             Net current liabilities ...............          (886)
             Note payable ..........................      (100,000)
                                                        ----------
             Holding LLC's initial net investment
               in the Center .......................    $  215,500
                                                        ==========


     The Company distributes all available cash after debt service to Holding
LLC.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

     Investment in Real Estate:

     Buildings, improvements and equipment are stated at cost. Costs related to the acquisition, development, construction and improvement of properties are capitalized. Interest, real estate taxes, insurance and development related costs incurred during the construction period are capitalized until construction is substantially complete. Expenditures for repairs and maintenance are charged to expense as incurred. Certain repair and maintenance costs are chargeable to the tenants as provided in their leases. Such reimbursements are included in recoveries from tenants in the statement of income. Depreciation is computed on the straight-line method over the estimated useful life of the property, which generally range from 5 to 39 years, or in the case of leasehold improvements, over the initial term of the related leases.


     Cash and Cash Equivalents:

     The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

     Revenue Recognition:

     Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers, which include an administrative fee, are recognized as income in the period the applicable costs are incurred.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                ----------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
     ------------------------------------------

     Accounts Receivable:

     Accounts receivable include amounts billed to retailers, deferred rent receivables arising from straight-lining of rents and accrued recoveries from retailers. Management periodically evaluates the collectibility of these receivables and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible.

     Deferred Expenses and Other Assets:

     Deferred expenses and other assets include costs associated with tenant leases and prepaid expenses. Costs related to leasing activities are capitalized and amortized over the initial term of the related lease.

     Income Taxes:

     Income of the Company is included in the member's tax return; therefore, no provision is made in the accompanying financial statements for federal or state income taxes.

     Use of Estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of December 31, 1999. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.


     Future minimum rental revenues under noncancelable operating leases as of December 31, 1999, are as follows:


                 2000 ...............    $ 18,101
                 2001 ...............      17,133
                 2002 ...............      15,743
                 2003 ...............      14,613
                 2004 ...............      12,764
                 Thereafter .........      34,907
                                         --------
                                         $113,261
                                         ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                ----------------

4.   NOTE PAYABLE:
     ------------

     Concurrently with the capitalization of the Company, the Company obtained loan proceeds from a group of banks, secured by a deed of trust on Westfield Shoppingtown Valley Fair and a related assignment of rents. The note evidences a maximum loan amount of $275,000, of which $165,000 was utilized to refinance the existing mortgage debt and the remainder is available to fund the redevelopment of Westfield Shoppingtown Valley Fair. At December 31, 1999, the outstanding note balance was $173,292. The note bears interest at LIBOR + 2.00%, with interest only payments due monthly through its maturity date of June 2002.

     Interest costs capitalized for the period from June 23, 1999 (commencement of operations) to December 31, 1999 were $1,554.

     The note payable secured by Westfield Shoppingtown Valley Fair provides for restrictive covenants relating to the maintenance of specified financial performance ratios such as leverage ratios, debt service coverage ratio, minimum net worth ratio, debt-to-market capitalization, and interest coverage ratio. As of December 31, 1999, the Company was in compliance with these covenants.


5.   RELATED PARTIES:
     ---------------

     The Company entered into an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center. In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $301, net of capitalized leasing fees of $201, were expensed by the Company for the period June 23, 1999 (commencement of operations) to December 31, 1999. Included in accounts payable and accrued expenses at December 31, 1999 are management fees payable to WMC totaling $85.

     In addition to the management fees, WMC was reimbursed for recoverable operating costs including mall related payroll costs totaling $529 for the period June 23, 1999 (commencement of operations) to December 31, 1999.

     The Company has entered into a Design, Development and Construction Agreement with WCI related to a $149,394 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the period June 23, 1999 (commencement of operations) to December 31, 1999, WCI was reimbursed $26,667 for expansion, redevelopment and related work on the Center.

     For the period June 23, 1999 (commencement of operations) to December 31, 1999, WCI was reimbursed $62 for predevelopment and related work on the Center.


6.   FINANCIAL INSTRUMENTS:
     ---------------------

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value of the Company's financial instruments have been determined by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                   VF MALL LLC

                    (IN THOUSANDS EXCEPT FLOOR AREA AMOUNTS)

                                ----------------

6.   FINANCIAL INSTRUMENTS: (CONTINUED)
     ---------------------

     The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999. Management is not aware of any factors that would significantly affect the estimated fair value amounts. As of December 31, 1999, future estimates of fair value and the amount that may be paid for, or realized in the future, may differ significantly from the amounts presented herein.

     Note Payable, Cash and Cash Equivalents, Accounts Receivable, Accounts Payable and Accrued Liabilities:

     The carrying amounts of these items are a reasonable estimate of their fair value.


7.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     The Company is currently involved in the redevelopment of Westfield Shoppingtown Valley Fair which will include the addition of a new 225,000 square foot Nordstrom, 275,000 square feet of additional specialty stores, the reconfiguration of 56,000 square feet of existing space and the addition of two new parking structures. The Company had an outstanding commitment for this redevelopment totaling approximately $86,719 at December 31, 1999.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.

     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.


8.   IMPACT OF YEAR 2000, (UNAUDITED):
     -------------------------------

     The Company uses WMC's information systems. The Company experienced no significant disruptions due to what is commonly referred to as the "Y2K Issue" whereby certain computer programs were written using two digits rather than four to define the applicable year.

     The Company exchanges electronic data with certain outside vendors in the banking and payroll processing areas. WMC has been advised by these vendors that their systems are Year 2000 compliant. WMC is not aware of any other vendors, suppliers, or external agents with a Y2K Issue that would materially impact the Company's results of operations, liquidity, or capital resources. However, WMC has no means of ensuring that external agents are Year 2000 compliant, and there can be no assurance that the Company has identified all such external agents. The Company will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                                   VF MALL LLC

                                ----------------

                              FINANCIAL STATEMENTS

                        As of December 31, 2000 and 1999

                                   VF MALL LLC


                                TABLE OF CONTENTS

                                ----------------

                                                                      PAGE
                                                                     -------
Report of Independent Auditors .....................................       1

Financial Statements:

    Balance Sheets .................................................       2

    Statements of Income ...........................................       3

    Statements of Member's Equity ..................................       4

    Statements of Cash Flows .......................................       5

Notes to Financial Statements ......................................    6-12

                         REPORT OF INDEPENDENT AUDITORS

                                ----------------

To the Members of
 VF MALL LLC


     We have audited the accompanying balance sheets of VF Mall LLC, a Delaware limited liability company (the "Company") as of December 31, 2000 and 1999, and the related statements of income, member's equity and cash flows for the year ended December 31, 2000 and for the period June 23, 1999 (commencement of operations) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VF Mall LLC as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period June 23, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                         ERNST & YOUNG LLP


Los Angeles, California
January 15, 2001

                                   VF MALL LLC

                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 2000 AND 1999

                                 (IN THOUSANDS)

                                ----------------

                                                                     2000           1999
                                                                 ------------   -----------
ASSETS
INVESTMENT IN REAL ESTATE
 Land ........................................................    $   9,648      $  9,648
 Building, improvements and equipment ........................      285,571       284,666
 Less accumulated depreciation ...............................      (11,407)       (3,784)
                                                                  ---------      --------
   Net property and equipment ................................      283,812       290,530
 Construction in progress ....................................       83,470        52,096
                                                                  ---------      --------
   Net investment in real estate .............................      367,282       342,626
CASH AND CASH EQUIVALENTS ....................................        2,345         1,043
ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of
 $74 and $47 in 2000 and 1999, respectively...................        2,110         1,727
DUE FROM AFFILIATE ...........................................        1,350            --
DEFERRED EXPENSES AND OTHER ASSETS, net ......................          702           230
                                                                  ---------      --------
 Total assets ................................................    $ 373,789      $345,626
                                                                  =========      ========
LIABILITIES AND MEMBER'S EQUITY
NOTES PAYABLE ................................................    $ 197,479      $173,292
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES .....................        4,736         2,225
                                                                  ---------      --------
 Total liabilities ...........................................      202,215       175,517
MEMBER'S EQUITY ..............................................      171,574       170,109
                                                                  ---------      --------
 Total liabilities and member's equity .......................    $ 373,789      $345,626
                                                                  =========      ========




















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                              STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                ----------------

                                                                                        FOR THE
                                                                                         PERIOD
                                                                          FOR THE       JUNE 23,
                                                                        YEAR ENDED      1999 TO
                                                                       DECEMBER 31,   DECEMBER 31,
                                                                           2000           1999
                                                                      -------------- -------------
REVENUES:
 Minimum rents ......................................................   $  19,961      $ 10,253
 Tenant recoveries ..................................................       9,142         5,011
 Percentage rents ...................................................       2,573           880
 Specialty leasing ..................................................       1,940         1,030
 Miscellaneous ......................................................         107            21
                                                                        ---------      --------
   Total revenues ...................................................   $  33,723      $ 17,195
                                                                        ---------      --------
EXPENSES:
 Recoverable ........................................................       7,984         4,562
 Landlord ...........................................................         113            33
 Specialty leasing ..................................................         111            28
 Management fees ....................................................         665           301
                                                                        ---------      --------
   Total expenses ...................................................       8,873         4,924
                                                                        ---------      --------
   Income from operations ...........................................      24,850        12,271
                                                                        ---------      --------
OTHER EXPENSES:
 Interest expense, net ..............................................     (10,659)       (4,849)
 Depreciation and amortization ......................................      (7,692)       (3,793)
                                                                        ---------      --------
   Total other expenses .............................................     (18,351)       (8,642)
                                                                        ---------      --------
   Income before cumulative effect of change in accounting principle        6,499         3,629
 Cumulative effect of change in accounting principle ................        (153)           --
                                                                        ---------      --------
   Net income .......................................................   $   6,346      $  3,629
                                                                        =========      ========


















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          STATEMENTS OF MEMBER'S EQUITY

                                 (IN THOUSANDS

                                ----------------


  June 23, 1999 (Commencement of Operations) .........    $      --
  Initial contribution ...............................      215,500
  Additional capital contributions ...................       17,226
  Distributions ......................................      (66,246)
  Net income .........................................        3,629
                                                          ---------
  BALANCE, DECEMBER 31, 1999 .........................      170,109
  Contributions ......................................        4,430
  Distributions ......................................       (9,311)
  Net income .........................................        6,346
                                                          ---------
  BALANCE, DECEMBER 31, 2000 .........................    $ 171,574
                                                          =========















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                            STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                ----------------

                                                                                             FOR THE
                                                                                              PERIOD
                                                                               FOR THE       JUNE 23,
                                                                             YEAR ENDED      1999 TO
                                                                            DECEMBER 31,   DECEMBER 31,
                                                                                2000           1999
                                                                           -------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..............................................................   $   6,346     $    3,629
 Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization ........................................       7,692          3,793
 Changes in assets and liabilities:
   Accounts receivable, net ..............................................        (383)        (1,775)
   Due from affiliate ....................................................      (1,350)            --
   Deferred expenses and other assets ....................................        (541)          (163)
   Accounts payable and accrued liabilities ..............................       2,512          1,310
                                                                             ---------     ----------
 Net cash provided by operating activities ...............................      14,276          6,794
                                                                             ---------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ......................        (905)          (314)
 Construction in progress expenditures ...................................     (31,374)       (29,710)
                                                                             ---------     ----------
 Net cash used in investing activities ...................................     (32,279)       (30,024)
                                                                             ---------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .........................................       4,430         17,226
 Distributions to member .................................................      (9,311)       (66,246)
 Proceeds from note payable ..............................................      24,186        173,293
 Principal repayment of note payable .....................................          --       (100,000)
                                                                             ---------     ----------
 Net cash provided by financing activities ...............................      19,305         24,273
                                                                             ---------     ----------
   Increase in cash and cash equivalents .................................       1,302          1,043
CASH AND CASH EQUIVALENTS, at beginning of year ..........................       1,043             --
                                                                             ---------     ----------
CASH AND CASH EQUIVALENTS, end of year ...................................   $   2,345     $    1,043
                                                                             =========     ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid (net of amounts capitalized) ...............................   $   9,591     $    4,661
                                                                             =========     ==========
NON CASH INVESTING INFORMATION PROVIDED IN NOTE 1






    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                    --------
1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by affiliates of Westfield America, Inc. ("WEA") and 50% by a group of pension trusts ("J.P. Morgan").

     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").

     On June 23, 1999, Holding LLC contributed all of its interest in the Center to the Company. Holding LLC's contribution of the Center's assets and liabilities at an agreed upon amount was as follows:


         Net investment in real estate ...................  $  316,386
         Net current liabilities .........................        (886)
         Note payable ....................................    (100,000)
                                                            ----------
         Holding LLC's initial net investment
         in the Center ...................................  $  215,500
                                                            ==========


     The Company distributes all available cash after debt service to Holding
     LLC.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

     Investment in Real Estate:

     Buildings, improvements and equipment are stated at cost. Costs related to the acquisition, development, construction and improvement of properties are capitalized. Interest, real estate taxes, insurance and development related costs incurred during the construction period are capitalized until construction is substantially complete. Expenditures for repairs and maintenance are charged to expense as incurred. Certain repair and maintenance costs are chargeable to the tenants as provided in their leases. Such reimbursements are included in recoveries from tenants in the statement of income. Depreciation is computed on the straight-line method over the estimated useful life of the property, which generally range from 5 to 39 years, or in the case of leasehold improvements, over the initial term of the related leases.

     Cash and Cash Equivalents:

     The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

     Revenue Recognition:

     Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers, which include an administrative fee, are recognized as income in the period the applicable costs are incurred.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                ----------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
     ------------------------------------------

     Accounts Receivable:

     Accounts receivable include amounts billed to retailers, deferred rent receivables arising from straight-lining of rents and accrued recoveries from retailers. Management periodically evaluates the collectibility of these receivables and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible.

     Deferred Expenses and Other Assets:

     Deferred expenses and other assets include costs associated with tenant leases and prepaid expenses. Costs related to leasing activities are capitalized and amortized over the initial term of the related lease.

     Income Taxes:

     Income of the Company is included in the member's tax return; therefore, no provision is made in the accompanying financial statements for federal or state income taxes.

     Reclassification:

     Certain amounts on the 1999 financial statements have been reclassified to conform with the 2000 presentation.

     Use of Estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Accounting Change:

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," ("SAB 101") which became effective for periods beginning after December 15, 1999. This bulletin modified the timing of revenue recognition for percentage rent received from tenants. This change deferred recognition of a significant amount of percentage rent for the first three calendar quarters into the fourth quarter. The Company applied this accounting change as of January 1, 2000. The cumulative effect of this change in accounting principle, at the adoption date of January 1, 2000, was approximately $153.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of December 31, 2000. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                ----------------


3.   PROPERTY RENTALS: (CONTINUED)

     Future minimum rental revenues under noncancelable operating leases as of December 31, 2000, are as follows:


               2001 .........................  $ 17,727
               2002 .........................    16,471
               2003 .........................    15,467
               2004 .........................    13,780
               2005 .........................    12,968
               Thereafter ...................    29,528
                                               --------
                                               $105,941
                                               ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

4.   DEFERRED EXPENSES AND OTHER ASSETS:
     ----------------------------------

     Deferred expenses and other assets are summarized as follows:


                                                          DECEMBER 31,
                                                         --------------
                                                          2000    1999
                                                         ------ -------
    Lease costs, net of accumulated amortization of
      $79 and $9 in 2000 and 1999, respectively.........  $657   $177
    Prepaid expenses and other assets ..................    45     53
                                                          ----   ----
                                                          $702   $230
                                                          ====   ====


5.   NOTE PAYABLE:
     ------------

     Concurrently with the capitalization of the Company, the Company obtained loan proceeds from a group of banks, secured by a deed of trust on Westfield Shoppingtown Valley Fair and a related assignment of rents. The note evidences a maximum loan amount of $275,000, of which $165,000 was utilized to refinance the existing mortgage debt and the remainder is available to fund the redevelopment of Westfield Shoppingtown Valley Fair. At December 31, 2000 and 1999, the outstanding note balances were $197,479 and $173,292, respectively. The note bears interest at LIBOR + 2.00%, with interest only payments due monthly through its maturity date of June 2002.


     Interest costs capitalized for the year ended December 31, 2000 and for the period June 23, 1999 (commencement of operations) to December 31, 1999 were $4,910 and $1,554, respectively.

     The note payable secured by Westfield Shoppingtown Valley Fair provides for restrictive covenants relating to the maintenance of specified financial performance ratios such as leverage ratios, debt service coverage ratio, minimum net worth ratio, debt-to-market capitalization, and interest coverage ratio. As of December 31, 2000, the Company was in compliance with these covenants.

6.   RELATED PARTIES:
     ---------------

     The Company entered into an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center.

                                   VF MALL LLC

                    (IN THOUSANDS EXCEPT FLOOR AREA AMOUNTS)

                                ----------------


6.   RELATED PARTIES: (CONTINUED)
     ---------------

     In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $665 and $301, net of capitalized leasing fees of $556 and $218, were expensed by the Company for the year ended December 31, 2000 and for the period June 23, 1999 (commencement of operations) to December 31, 1999, respectively. Included in accounts payable and accrued expenses at December 31, 2000 and 1999 are management fees payable to WMC totaling $97 and $85, respectively.

     In addition to the management fees, WMC was reimbursed for recoverable operating costs including mall related payroll costs totaling $1,142 and $529 for the year ended December 31, 2000 and for the period June 23, 1999 (commencement of operations) to December 31, 1999, respectively.

     The Company has entered into a Design, Development and Construction Agreement with WCI related to a $149,394 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the year ended December 31, 2000 and and the period June 23, 1999 (commencement of operations) to December 31, 1999, WCI was reimbursed $26,433 and $26,667 respectively for expansion, redevelopment and related work on the Center.


7.   FINANCIAL INSTRUMENT:
     --------------------

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value of the Company's financial instrument has been determined by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     The fair value estimate presented herein is based on pertinent information available to management as of December 31, 2000. Management is not aware of any factors that would significantly affect the estimated fair value amount. As of December 31, 2000, future estimates of fair value and the amount that may be paid for, or realized in the future, may differ significantly from the amount presented herein.

     The carrying amount of notes payable is a reasonable estimate of its fair value.


8.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     The Company is currently involved in the redevelopment of Westfield Shoppingtown Valley Fair which will include the addition of a new 225,000 square foot Nordstrom, 275,000 square feet of additional specialty stores, the reconfiguration of 56,000 square feet of existing space and the addition of two new parking structures. The Company had an outstanding commitment for this redevelopment totaling approximately $66,379 at December 31, 2000.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general

                                   VF MALL LLC

                                 (IN THOUSANDS)

                                ----------------


8.   COMMITMENTS AND CONTINGENCIES: (CONTINUED)
     -----------------------------

     economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.


     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.


     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.

                                   VF MALL LLC

                                ----------------

                              FINANCIAL STATEMENTS

                        As of December 31, 2001 and 2000

                                   VF MALL LLC

                                TABLE OF CONTENTS

                                ----------------


                                                                      PAGE
                                                                    -------
Report of Independent Auditors ....................................       1

Financial Statements:

    Balance Sheets ................................................       2

    Statements of Income ..........................................       3

    Statements of Member's Equity .................................       4

    Statements of Cash Flows ......................................       5

Notes to Financial Statements .....................................    6-12

                         REPORT OF INDEPENDENT AUDITORS

                                ----------------


To the Members of
 VF MALL LLC


     We have audited the accompanying balance sheets of VF Mall LLC, a Delaware limited liability company (the "Company") as of December 31, 2001 and 2000, and the related statements of income, member's equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VF Mall LLC as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States.


                                                           ERNST & YOUNG LLP


Los Angeles, California
January 16, 2002

                                   VF MALL LLC

                                 BALANCE SHEETS

                           DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                     2001           2000
                                                                 ------------   ------------
ASSETS
INVESTMENT IN REAL ESTATE
 Land ........................................................    $   9,648      $   9,648
 Building, improvements and equipment ........................      438,661        285,571
 Less accumulated depreciation ...............................      (22,440)       (11,407)
                                                                  ---------      ---------
   Net property and equipment ................................      425,869        283,812
 Construction in progress ....................................          702         83,470
                                                                  ---------      ---------
   Net investment in real estate .............................      426,571        367,282
CASH AND CASH EQUIVALENTS ....................................        4,433          2,345
ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of
 $120 and $74 in 2001 and 2000, respectively..................        2,946          2,110
DUE FROM AFFILIATE ...........................................           --          1,350
DEFERRED EXPENSES AND OTHER ASSETS, net ......................        3,045            702
                                                                  ---------      ---------
 Total assets ................................................    $ 436,995      $ 373,789
                                                                  =========      =========
LIABILITIES AND MEMBER'S EQUITY
NOTE PAYABLE .................................................    $ 251,774      $ 197,479
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES .....................        4,990          4,736
                                                                  ---------      ---------
 Total liabilities ...........................................      256,764        202,215
MEMBER'S EQUITY ..............................................      180,231        171,574
                                                                  ---------      ---------
 Total liabilities and member's equity .......................    $ 436,995      $ 373,789
                                                                  =========      =========
















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                                 2001           2000
                                                                             ------------   ------------
REVENUES:
 Minimum rents ...........................................................    $  29,928      $  19,961
 Tenant recoveries .......................................................       12,377          9,142
 Percentage rents ........................................................        1,918          2,573
 Specialty leasing .......................................................        2,919          1,940
 Miscellaneous ...........................................................          258            107
                                                                              ---------      ---------
   Total revenues ........................................................    $  47,400      $  33,723
                                                                              ---------      ---------
EXPENSES:
 Recoverable .............................................................       11,084          7,984
 Landlord ................................................................          161            113
 Specialty leasing .......................................................          197            111
 Management fees .........................................................          943            665
                                                                              ---------      ---------
   Total expenses ........................................................       12,385          8,873
                                                                              ---------      ---------
   Income from operations ................................................       35,015         24,850
                                                                              ---------      ---------
OTHER EXPENSES:
 Interest expense, net ...................................................      (10,178)       (10,659)
 Depreciation and amortization ...........................................      (11,256)        (7,692)
                                                                              ---------      ---------
   Total other expenses ..................................................      (21,434)       (18,351)
                                                                              ---------      ---------
   Income before cumulative effect of change in accounting principle .....       13,581          6,499
 Cumulative effect of change in accounting principle .....................           --           (153)
                                                                              ---------      ---------
   Net income ............................................................    $  13,581      $   6,346
                                                                              =========      =========






















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          STATEMENTS OF MEMBER'S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------


  BALANCE, DECEMBER 31, 1999 ...............................    $ 170,109
  Contributions ............................................        4,430
  Distributions ............................................       (9,311)
  Net income ...............................................        6,346
                                                                ---------

  BALANCE, DECEMBER 31, 2000 ...............................      171,574
  Contributions ............................................        7,505
  Distributions ............................................      (12,429)
  Net income ...............................................       13,581
                                                                ---------

  BALANCE, DECEMBER 31, 2001 ...............................    $ 180,231
                                                                =========

















    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                 (IN THOUSANDS)

                                ----------------

                                                                             2001           2000
                                                                         ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..........................................................    $  13,581      $   6,346
 Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization ....................................       11,359          7,692
 Changes in assets and liabilities:
   Accounts receivable, net ..........................................         (836)          (383)
   Due from affiliate ................................................        1,350         (1,350)
   Deferred expenses and other assets ................................         (887)          (541)
   Accounts payable and accrued liabilities ..........................          234          2,512
                                                                          ---------      ---------
 Net cash provided by operating activities ...........................       24,801         14,276
                                                                          ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ..................         (650)          (905)
 Construction in progress expenditures ...............................      (71,434)       (31,374)
                                                                          ---------      ---------
 Net cash used in investing activities ...............................      (72,084)       (32,279)
                                                                          ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .....................................        7,505          4,430
 Distributions to member .............................................      (12,429)        (9,311)
 Proceeds from note payable ..........................................       54,295         24,186
                                                                          ---------      ---------
 Net cash provided by financing activities ...........................       49,371         19,305
                                                                          ---------      ---------
   Increase in cash and cash equivalents .............................        2,088          1,302

CASH AND CASH EQUIVALENTS, at beginning of year ......................        2,345          1,043
                                                                          ---------      ---------

CASH AND CASH EQUIVALENTS, end of year ...............................    $   4,433      $   2,345
                                                                          =========      =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid(net of amounts capitalized) ............................    $  10,985      $   9,591
                                                                          =========      =========
NON CASH INVESTING INFORMATION PROVIDED IN NOTES 1 AND 7











    The accompanying notes are an integral part of the financial statements.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by Westfield America, Inc. through its ownership of Westfield America Limited Partnership and other affiliates, and 50% by a group of pension trusts.


     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").


     On June 23, 1999, Holding LLC contributed all of its interest in the Center to the Company. Holding LLC's contribution of the Center's assets and liabilities at an agreed upon amount was as follows:



           Net investment in real estate ...................  $  316,386
           Net current liabilities .........................        (886)
           Note payable ....................................    (100,000)
                                                              ----------
           Holding LLC'S's initial net investment
           in the Center ...................................  $  215,500
                                                              ==========


     The Company distributes all available cash after debt service to Holding
     LLC.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

     Investment in Real Estate:

     Buildings, improvements and equipment are stated at cost. Costs related to the acquisition, development, construction and improvement of properties are capitalized. Interest, real estate taxes, insurance and development related costs incurred during the construction period are capitalized until construction is substantially complete. Expenditures for repairs and maintenance are charged to expense as incurred. Certain repair and maintenance costs are chargeable to the tenants as provided in their leases. Such reimbursements are included in recoveries from tenants in the statement of income. Depreciation is computed on the straight-line method over the estimated useful life of the property, which generally range from 5 to 40 years, or in the case of leasehold improvements, over the initial term of the related leases.

     Cash and Cash Equivalents:

     The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

     Revenue Recognition:

     Shopping center space is generally leased to specialty retailers under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from retailers, which include an administrative fee, are recognized as income in the period the applicable costs are incurred.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
     ------------------------------------------

     Accounts Receivable:

     Accounts receivable include amounts billed to retailers, deferred rent receivables arising from straight-lining of rents and accrued recoveries from retailers. Management periodically evaluates the collectibility of these receivables and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible.

     Deferred Expenses and Other Assets:

     Deferred expenses and other assets include costs associated with tenant leases and prepaid expenses. Costs associated with obtaining the note payable are amortized over the life of the note. Costs related to leasing activities are capitalized and amortized over the initial term of the related lease.

     Income Taxes:

     Income of the Company is included in the member's tax return; therefore, no provision is made in the accompanying financial statements for federal or state income taxes.

     Use of Estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Accounting Change:

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," ("SAB 101") which became effective for periods beginning after December 15, 1999. This bulletin modified the timing of revenue recognition for percentage rent received from tenants. This change deferred recognition of a significant amount of percentage rent for the first three calendar quarters into the fourth quarter. The Company applied this accounting change as of January 1, 2000. The cumulative effect of this change in accounting principle, at the adoption date of January 1, 2000, was approximately $153.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of December 31, 2001. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------

3.   PROPERTY RENTALS: (CONTINUED)
     ----------------

     Future minimum rental revenues under noncancelable operating leases as of December 31, 2001, are as follows:


                     2002 .........................  $ 32,571
                     2003 .........................    31,760
                     2004 .........................    30,679
                     2005 .........................    29,352
                     2006 .........................    26,996
                     Thereafter ...................    94,303
                                                     --------
                                                     $245,661
                                                     ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

4.   DEFERRED EXPENSES AND OTHER ASSETS:
     ----------------------------------

     Deferred expenses and other assets are summarized as follows:


                                                              DECEMBER 31,
                                                           -----------------
                                                              2001     2000
                                                           --------- -------
    Lease costs, net of accumulated amortization of
      $405 and $79 in 2001 and 2000, respectively.........  $2,969    $657
    Prepaid expenses and other assets ....................      76      45
                                                            ------    ----
                                                            $3,045    $702
                                                            ======    ====



5.   NOTE PAYABLE:
     ------------

     Concurrently with the capitalization of the Company, the Company obtained loan proceeds from a group of banks, secured by a deed of trust on Westfield Shoppingtown Valley Fair and a related assignment of rents. The note evidences a maximum loan amount of $275,000, of which $165,000 was utilized to refinance the existing mortgage debt and the remainder was made available to fund the redevelopment of Westfield Shoppingtown Valley Fair. At December 31, 2001 and 2000, the outstanding note balance was $251,774 and $197,479, respectively. The note bears interest at LIBOR + 2.00%, with interest only payments due monthly through its maturity date of June 2002.

     Interest costs capitalized for the years ended December 31, 2001 and 2000 were $3,962 and $4,910, respectively.

     The note payable provides for restrictive covenants relating to the maintenance of specified financial performance ratios such as leverage ratios, debt service coverage ratio, minimum net worth ratio, debt-to-market capitalization, and interest coverage ratio. At December 31, 2001, the Company was in compliance with these covenants.

6.   RELATED PARTIES:
     ---------------

     The Company entered into an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center.

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS EXCEPT FLOOR AREA AMOUNTS)

                                ----------------


6.   RELATED PARTIES: (CONTINUED)
     ---------------

     In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $943 and $665, net of capitalized leasing fees of $738 and $556, were expensed by the Company for the years ended December 31, 2001 and 2000, respectively. Included in accounts payable and accrued expenses at December 31, 2001 and 2000 are management fees payable to WMC totaling $154 and $97, respectively.

     In addition to management fees, WMC was reimbursed for recoverable operating costs, including mall related payroll costs, totaling $1,267 and $1,142 for the years ended December 31, 2001 and 2000, respectively.

     The Company entered into a Design, Development and Construction Agreement with WCI related to a $149,394 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the years ended December 31, 2001 and 2000, WCI was reimbursed $66,696 and $26,433 respectively for expansion, redevelopment and related work on the Center.


7.   NON CASH INVESTING ACTIVITIES
     -----------------------------

     During the years ended December 31, 2001 and 2000, construction in progress of $152,420 and $0 was placed into service, respectively. Additionally, deferred costs of $1,782 were transferred from construction in progress in 2001.


8.   FINANCIAL INSTRUMENT:
     --------------------

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments. The estimated fair value of the Company's financial instrument has been determined by the Company's management, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     The fair value estimate presented herein is based on pertinent information available to management as of December 31, 2001. Management is not aware of any factors that would significantly affect the estimated fair value amount. As of December 31, 2001, future estimates of fair value and the amount that may be paid for, or realized in the future, may differ significantly from the amount presented herein.

     The carrying amount of the note payable is a reasonable estimate of its fair value.


9.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     During 2001 and 2000, the Company was involved in a two phase redevelopment of Westfield Shoppingtown Valley Fair which included the addition of a 225,000 square foot anchor store, 275,000 square feet of additional specialty stores, and two additional parking structures. The anchor

                                   VF MALL LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 (IN THOUSANDS)

                                ----------------


9.   COMMITMENTS AND CONTINGENCIES: (CONTINUED)
     -----------------------------

     store for Nordstrom and a portion of the new specialty store space was completed and opened in March 2001. The balance of the redevelopment is expected to be completed in March 2002. The Company had an outstanding commitment for the redevelopment totaling $14,207 at December 31, 2001.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.

     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.

                                   VF MALL LLC

                                ----------------

                         CONDENSED FINANCIAL STATEMENTS

                                   (UNAUDITED)

                     For the Six Months Ended June 30, 2002

                                   VF MALL LLC

                                TABLE OF CONTENTS

                                ----------------


                                                                      PAGE
                                                                      -----
Condensed Financial Statements:

 Balance Sheet .......................................................    1

 Statement of Income .................................................    2

 Statement of Member's Equity ........................................    3

 Statement of Cash Flows .............................................    4

Notes to Condensed Financial Statements ..............................  5-8

                                   VF MALL LLC

                                  BALANCE SHEET

                                  JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

ASSETS
INVESTMENT IN REAL ESTATE
 Land ....................................................................    $   9,648
 Building, improvements and equipment ....................................      444,813
 Less accumulated depreciation ...........................................      (28,677)
                                                                              ---------
   Net property and equipment ............................................      425,784
 Construction in progress ................................................        1,905
                                                                              ---------
   Net investment in real estate .........................................      427,689
CASH AND CASH EQUIVALENTS ................................................       15,974
ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $107 ......        1,437
DEFERRED EXPENSES AND OTHER ASSETS, net ..................................        4,612
                                                                              ---------
 Total assets ............................................................    $ 449,712
                                                                              =========
LIABILITIES AND MEMBER'S EQUITY
NOTE PAYABLE .............................................................    $ 345,000
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES .................................        5,081
                                                                              ---------
 Total liabilities .......................................................      350,081
MEMBER'S EQUITY ..........................................................       99,631
                                                                              ---------
 Total liabilities and member's equity ...................................    $ 449,712
                                                                              =========














     The accompanying notes are an integral part of the condensed financial statements.



                                   VF MALL LLC

                               STATEMENT OF INCOME

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

REVENUES:
 Minimum rents ...............................................    $  18,845
 Tenant recoveries ...........................................        6,897
 Percentage rents ............................................           99
 Specialty leasing ...........................................        1,101
 Miscellaneous ...............................................          150
                                                                  ---------
   Total revenues ............................................       27,092
                                                                  ---------
EXPENSES:
 Recoverable .................................................        6,001
 Landlord ....................................................           55
 Specialty leasing ...........................................          121
 Management fees .............................................          595
                                                                  ---------
   Total expenses ............................................        6,772
                                                                  ---------
   Income from operations ....................................       20,320
                                                                  ---------
OTHER EXPENSES:
 Interest expense, net .......................................       (4,607)
 Depreciation and amortization ................................      (6,416)
                                                                  ---------
   Total other expenses ......................................      (11,023)
                                                                  ---------
   Net income ................................................    $   9,297
                                                                  =========















     The accompanying notes are an integral part of the condensed financial statements.

                                  VF MALL LLC

                         STATEMENT OF MEMBER'S EQUITY

                    FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                               ----------------


BALANCE, DECEMBER 31, 2001 ....................................    $ 180,231
Contributions .................................................        5,770
Distributions .................................................      (95,667)
Net income ....................................................        9,297
                                                                   ---------
BALANCE, JUNE 30, 2002 ........................................    $  99,631
                                                                   =========













     The accompanying notes are an integral part of the condensed financial statements.

                                   VF MALL LLC

                             STATEMENT OF CASH FLOWS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ......................................................................    $    9,297
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization .................................................         6,494
   Amortization of loan fees .....................................................             5
 Changes in assets and liabilities:
   Accounts receivable, net ......................................................         1,509
   Deferred expenses and other assets ............................................        (1,665)
   Accounts payable and accrued liabilities ......................................          (593)
                                                                                      ----------
 Net cash provided by operating activities .......................................        15,047
                                                                                      ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to building, improvements, and equipment ..............................          (580)
 Construction in progress expenditures ...........................................        (6,255)
                                                                                      ----------
 Net cash used in investing activities ...........................................        (6,835)
                                                                                      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions by member .................................................         5,770
 Distributions to member .........................................................       (95,667)
 Repayment of note payable .......................................................      (261,276)
 Proceeds from notes payable .....................................................       354,502
                                                                                      ----------
 Net cash provided by financing activities .......................................         3,329
                                                                                      ----------
   Increase in cash and cash equivalents .........................................        11,541
CASH AND CASH EQUIVALENTS, beginning of period ...................................         4,433
                                                                                      ----------
CASH AND CASH EQUIVALENTS, end of period .........................................    $   15,974
                                                                                      ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid (net of amounts capitalized) .......................................    $    5,497
                                                                                      ==========
NON CASH INVESTING INFORMATION PROVIDED IN NOTES 6















The accompany notes are an integral part of the condensed financial statements.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                          (UNAUDITED AND IN THOUSANDS)

                                ----------------

1.   ORGANIZATION:
     ------------

     VF Mall LLC, a Delaware limited liability company, (the "Company") is a wholly-owned subsidiary of Valley Fair UTC LLC ("Holding LLC"), indirectly owned 50% by Westfield America, Inc. through its ownership of Westfield America Limited Partnership and other affiliates, and 50% by a group of pension trusts.

     The Company was formed on June 23, 1999 for the purpose of owning and operating Westfield Shoppingtown Valley Fair, located in San Jose, California (the "Center").

     The Company distributes all available cash after debt service to Holding
     LLC.


2.   BASIS OF PRESENTATION:
     ---------------------

     The accompanying Condensed Financial Statements are unaudited; however, they have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the disclosures required by accounting principles accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the Condensed Financial Statements for the six months ended June 30, 2002 have been included. The results for this interim period are not necessarily indicative of the results to be obtained for the full calendar year. These unaudited Condensed Financial Statements should be read in conjunction with the December 31, 2001 audited Financial Statements and notes thereto.


3.   PROPERTY RENTALS:
     ----------------

     Substantially all of the property owned by the Company is leased to third-party retailers under operating leases as of June 30, 2002. Lease terms vary between retailers and some leases include percentage rental payments based on sales volume.


     Future minimum rental revenues under noncancelable operating leases are as follows:


         2002 (July 1 -- December 31) .....................  $ 20,425
         2003 .............................................    41,995
         2004 .............................................    41,216
         2005 .............................................    40,086
         2006 .............................................    38,371
         Thereafter .......................................   166,366
                                                             --------
                                                             $348,459
                                                             ========


     These amounts do not include percentage rentals that may be received under certain leases on the basis of retailer sales in excess of stipulated minimums.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

          (UNAUDITED AND IN THOUSANDS EXCEPT FLOOR AREA SQUARE FOOTAGE)

                                ----------------


4.   NOTE PAYABLE:
     ------------

     In June 2002, the Company closed a $345,000 ten year loan with Lehman Brothers, Inc. and UBS Warburg, secured by a first mortgage on the Center. The note bears interest at a fixed rate of 6.301%, with principal and interest payments of $2,136 due monthly through July 2012, at which time the outstanding principal and accrued interest is due. The net proceeds from this loan were used to retire the existing debt on the Center, with an outstanding principal balance of $261,276. The Company made a $79,549 distribution to Holding LLC from the net proceeds of the refinancing.

     Interest costs capitalized for the six months ended June 30, 2002 were $1,028.


5.   RELATED PARTIES:

     The Company has an agreement with Westfield Management Company ("WMC"), a wholly owned subsidiary of Westfield Corporation, Inc. ("WCI"), to manage and lease the Center. In consideration for providing these management services, WMC is reimbursed certain recoverable property operating costs including mall related payroll and is entitled to receive gross fees of 5% of minimum and percentage rents received by the Company. Property management fees totaling $595, net of capitalized leasing fees of $425, were expensed by the Company for the six months ended June 30, 2002. Included in accounts payable and accrued expenses at June 30, 2002 are management fees payable to WMC totaling $173.

     In addition to management fees, WMC was reimbursed for recoverable operating costs, including mall related payroll costs, totaling $840 for the six months ended June 30, 2002.

     The Company has a Design, Development and Construction Agreement with WCI related to a $175,612 expansion and redevelopment of Westfield Shoppingtown Valley Fair. During the six months ended June 30, 2002, WCI was reimbursed $5,241 for expansion, redevelopment and related work on the Center.


6.   NON CASH INVESTING ACTIVITIES
     -----------------------------

     During the six months ended June 30, 2002, construction in progress of $4,888 was placed into service. Additionally, deferred costs of $164 were transferred from construction in progress for the six months ended June 30, 2002.


7.   COMMITMENTS AND CONTINGENCIES:
     -----------------------------

     In March 2002, the Company completed the second phase of the redevelopment of Westfield Shoppingtown Valley Fair. The two-phase redevelopment included the addition of a 225,000 square foot Nordstrom, 275,000 square feet of additional specialty stores, and two additional parking structures. The first phase, Nordstrom and a portion of the new specialty store space, was completed and opened in March 2001. The Company had an outstanding commitment for the redevelopment totaling $8,383 at June 30, 2002.

     The Company is subject to the risks inherent in the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, including creditworthiness of retailers, competition for retailers, changes in tax laws, interest rate levels, the availability of financing, and potential liability under environmental and other laws.

                                   VF MALL LLC

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

          (UNAUDITED AND IN THOUSANDS EXCEPT FLOOR AREA SQUARE FOOTAGE)

                                ----------------


7.   COMMITMENTS AND CONTINGENCIES: (CONTINUED)
     -----------------------------

     The Center has been subjected to a Phase I environmental review. The review has not revealed, nor is management aware of, any probable or reasonably possible environmental costs that management believes would be material to the financial statements.


     The Company currently is neither subject to any material litigation nor, to management's knowledge, is any material litigation currently threatened against the Company other than routine litigation and administrative proceedings arising in the ordinary course of business.

                                                                   EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 16, 2002, January 15, 2001 and January 26, 2000, with respect to the financial statements of VF Mall LLC for the years ended December 31, 2001 and 2000 and for the period from June 23, 1999 to December 31, 1999 included in the Current Report on Form 8-K and incorporated by reference in the Registration Statement on Form S-3 (No. 333-73338) and related Prospectus and Prospectus Supplement of Structured Asset Securities Corporation for the issuance of the LB-UBS Commercial Mortgage Trust 2002-C4, Commercial Mortgage Pass-Through Certificates, Series 2002-C4.



                                        ERNST & YOUNG LLP /s/



Century City, California

September 14, 2002